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                                                                   Exhibit  99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stepan Company (the "Company") on Form 10-Q/A for the period ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 23, 2002

                                         /s/ F. Quinn Stepan
                                         Name: F. Quinn Stepan
                                         Title: Chairman, Chief Executive
                                                 Officer

                                         /s/ James E. Hurlbutt
                                         Name: James E. Hurlbutt
                                         Title: Vice President and Corporate
                                                 Controller